SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                              DWS Health Care Fund

The following information replaces similar disclosure in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the fund.

  Leefin Lai, CFA                        Thomas E. Bucher, CFA
  Managing Director of Deutsche Asset    Director of Deutsche Asset Management
  Management and Portfolio Manager of    and Consultant to the fund.
  the fund.                                o Head of global equity research team
    o Joined Deutsche Asset Management       for Health Care sector and
      and the fund in 2001, previously       portfolio manager for European
      serving as an analyst for              Equity: Frankfurt.
      Salomon Smith Barney and             o Joined Deutsche Asset Management in
      PaineWebber and as Vice                1995, previously serving as analyst
      President/analyst for Citigroup        for European Chemical, Oil, Steel
      Global Asset Management and            and Engineering sectors and
      Scudder Kemper Investments.            analyst/portfolio manager for
    o Over 13 years of investment            Eastern European equity.
      industry experience.                 o Joined the fund in 2002.
    o MBA, University of Illinois.         o MA, University of Tuegingen,
                                             Germany.








               Please Retain This Supplement for Future Reference




                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

January 23, 2007
DHCF-3600